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                                                                    Exhibit 10.4

                                                                     Page 1 of 6
                                                                    MLA No. 3162

                                  MASTER LEASE
                                  NO. 3162

            Fleetwood Financial Corp. (herein called "Lessor") hereby agrees to lease to the undersigned lessee (herein called "Lessee"), and Lessee hereby agrees to lease and rent from Lessor, the equipment described on any Schedule hereto, (herein with all replacements, substitutions and additions called the "Equipment") on the terms and conditions set forth herein and on any Schedule hereof. Each Schedule shall constitute a separate and independent Lease and contractual obligation of Lessee.

         1. TERM AND RENT. Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease and rent from Lessor, the Equipment described on any attached Schedule, (herein with all replacements, substitutions and additions called the "Equipment") on the terms and conditions set forth herein and on any Schedule hereto. The Lease term shall commence as of the date on the Delivery and Acceptance Receipt (the "Commencement Date") and shall continue until the obligations of Lessee under the Lease shall have been fully performed. Advance rentals shall not be refundable if the Lease term for any reason does not commence or if this Lease is duly terminated by Lessor. The installments of rent shall be payable periodically in advance as indicated on the Schedule(s), the first such payment being due on the first day of the month following the Commencement Date, and subsequent payments due on the same day of each successive period thereafter until the balance of the rent and any additional rent or expenses chargeable to Lessee under this Lease shall have been paid in full. Lessee shall also pay Lessor on the first rental payment date an interim rental for the period between the Commencement Date and the first payment date calculated by dividing the periodic rental payment by the number of days in such period multiplied by the number of days in the interim period. All payment shall be made to Lessor at the address set forth herein or as Lessor may, in writing, direct.

         2. ORDERING EQUIPMENT; LESSOR'S RIGHT TO TERMINATE BEFORE ACCEPTANCE. Lessee requests Lessor to purchase the Equipment from a seller (the "Seller") and arrange for delivery to Lessee at Lessee's expense. Lessor shall have no responsibility for delay or failure of Seller to deliver the Equipment. If within 45 days from the date Lessor orders the Equipment, same has not been delivered, installed and accepted by Lessee (in form satisfactory to Lessor), Lessor may thereafter, at any time, on 10 days' written notice to Lessee, terminate this Lease or Schedule thereto and its obligations to Lessee.

         3. NO WARRANTIES BY LESSOR. LESSOR NEITHER BEING THE MANUFACTURER OR A DEALER IN THE EQUIPMENT MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE SUITABILITY OF SUCH EQUIPMENT, ITS DURABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS MERCHANTABILITY, ITS CONDITION, CAPACITY AND/OR ITS QUALITY, AND AS BETWEEN LESSEE AND LESSOR AND LESSOR'S ASSIGNEES, LESSEE LEASES THE EQUIPMENT AS IS. LESSEE ACKNOWLEDGES THAT LESSEE HAS SELECTED THE EQUIPMENT LEASED HEREUNDER PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE, LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR ANY ADJUSTMENT THERETO, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS OR DAMAGE


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WHATSOEVER. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER
MATTER BY SELLER TO LESSEE SHALL BE BINDING ON LESSOR NOR SHALL ANY BREACH BY SELLER RELIEVE LESSEE OF, OR IN ANY WAY REDUCE ANY OF LESSEE'S OBLIGATIONS TO LESSOR AS SET FORTH HEREIN. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, TEST, ADJUST OR SERVICE THE EQUIPMENT. REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER DIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE, FOR TAX OR ACCOUNTING PURPOSES. If the Equipment is not properly installed, does not operate as represented or warranted by Seller or manufacturer or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Seller or manufacturer and shall nevertheless pay Lessor all rent payable under this Lease. Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, any rights it may have against Seller or manufacturer for breach of warranty or representation respecting the Equipment. Notwithstanding any fees which may be paid by Lessor to Seller or any employee of Seller, Lessee understands and agrees that neither Seller nor any agent or employee of Seller is an agent of Lessor or its authorized to waive or alter any term or condition of this Lease.

         4. TITLE; QUIET ENJOYMENT. Lessor shall at all times retain title to the Equipment, subject to its right to assign its interest as hereafter provided. All documents of title and evidences of delivery shall be delivered to Lessor. Lessee will not change or remove any tags, insignia, or lettering which is on the Equipment at the time of delivery thereof or which is thereafter placed thereon indicating Lessor's ownership thereof, and at any time during the Lease term, upon request of Lessor, will affix to the Equipment, in a prominent place, labels, plates, or other markings supplied by Lessor stating that the Equipment is owned by Lessor. Lessor is hereby authorized by Lessee, at Lessee's expense, to cause this Lease or any financing statements or other documents in respect of this Lease showing the interest of Lessor in the Equipment to be filed or recorded and refiled and re-recorded and Lessee agrees to execute and deliver any statement or documents requested by Lessor for such purpose and pay or reimburse Lessor for any searches, filings, recordings or stamp fees or taxes arising therefrom. In addition to the foregoing, Lessee agrees to pay Lessor on the Commencement Date, the sum of One Hundred Seventy-Five and 00/100 ($175.00) Dollars to cover Lessor's UCC filing fees and other administrative expenses in connection with the process of the Lease. Lessee shall at its expense protect and defend Lessor's title against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrance whatsoever, including but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Lessee shall not so affix the Equipment to realty so as to change its nature to real property and agrees that the Equipment shall remain personal property at all times regardless of how attached or installed. Lessor warrants that it has good title to the Equipment, that it has the power and authority to lease the Equipment to Lessee and that provided Lessee is not in default hereunder Lessee shall quietly use and enjoy the Equipment subject to the terms hereof.

         5. NET LEASE; TAXES. Lessee intends the rental payments hereunder to be absolutely net to Lessor, and Lessee shall pay all taxes, license and registration fees, and similar charges imposed on the ownership, possession, or use of the Equipment during the term of this Lease and shall pay all taxes imposed on Lessor or Lessee with respect to the rental payments and Equipment except Lessor's Federal, State or Local net income taxes. Unless otherwise directed by Lessor, Lessee shall, as an accommodation to Lessor, file any personal property tax returns with respect to the Equipment and pay all taxes required thereon and, upon Lessor's request, provide Lessor with copies of said returns and evidence of payment.


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         6. CARE, USE AND LOCATION. Lessee, at its own cost and expense, shall maintain and keep the Equipment in good repair, condition and working order, shall use the Equipment lawfully and shall not alter the Equipment without Lessor's prior written consent. If the manufacturer of the Equipment has provided Lessee with a standard maintenance schedule, such schedule will constitute minimum maintenance compliance and Lessee, upon request, will supply Lessor with evidence thereof. The Equipment shall not be removed from the Equipment location shown, without Lessor's written consent. Lessor shall have the right to inspect the Equipment at any reasonable time.

         7. INDEMNIFICATION. Lessee hereby indemnifies and agrees to hold Lessor, its agents, employees, officers, directors, successors, and assigns harmless from and against any and all liabilities, obligations, losses, damages, injuries, claims, penalties, actions, costs and expenses, of whatsoever kind and nature, including reasonable attorneys' fees, arising out of the use, condition (including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, or return of any item of Equipment, regardless of where, how and by whom operated, or any failure on the part of Lessee to perform or comply with any conditions of this Lease. The indemnities provided for herein shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

         8. OTHER COVENANTS AND WARRANTIES OF LESSEE. Lessee agrees that its obligations under this Lease are absolute and shall continue in full force and effect regardless of any disability of Lessee to use the Equipment or any part thereof because of any reason including, but not limited to, war, act of God, governmental regulations, strike, loss, damage, destruction, obsolescence, failure of or any delay in delivery, failure of the Equipment to properly operate, operation of Law, or any other cause. Lessee agrees to procure for Lessor such estoppel certificates, landlord's and mortgagee's waivers or other similar documents as Lessor may reasonably request. Lessee warrants that the Equipment will be used safely for business purposes. Lessee agrees to promptly furnish to Lessor the annual financial statements of Lessee, certified by independent certified public accountant, and such interim financial statements of Lessee as Lessor may reasonably require.

         9. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Lessee fails to comply with any provision of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, monies expended by, and all expenses of Lessor in effecting such compliance shall be deemed to be additional rental, and shall be paid by Lessee to Lessor at the time of the next payment of rent.

         10. RISK OF LOSS. Lessee hereby assumes the entire risk of loss, damage or destruction to the Equipment from any cause or occurrence whatsoever. In event of loss, damage or destruction of any item of Equipment, Lessee at its expense (except to the extent of any proceeds of insurance provided by Lessee which shall have been received by Lessor as a result of such loss, damage, or destruction) and at Lessor's option, shall either
(a) repair such item, returning it to its previous condition, unless irreparable, or (b) replace such item with a like item acceptable to Lessor and in good condition and of equivalent value, which shall become the property of Lessor and included within the term "Equipment", or (c) pay Lessor the present value of the remaining unpaid rentals for the term of the related Schedule hereto plus the value of Lessor's anticipated residual recovery of the Equipment discounted at six per cent per annum to the date of loss, plus interest at eighteen per cent per annum from the date of loss to the date of payment but in no event more than the maximum rate permitted by law. Upon payment or replacement as provided for in clauses (b) or (c) hereof, this Lease shall terminate with respect to the items of Equipment so paid for or replaced and Lessee shall take title to same on an as-is where-is basis.

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         11. INSURANCE. Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the replacement value of the Equipment, provided that the amount of such insurance shall be sufficient so that neither Lessor nor Lessee shall be considered a co-insurer. Lessee shall also carry public liability insurance covering both personal injury and property damage caused by the Equipment and shall name Lessor and its assignees as an additional insured and loss payee. All such insurance shall be in form and with companies reasonably satisfactory to Lessor. All casualty insurance shall provide that losses, if any, shall be payable to Lessor and Lessee. Lessee shall furnish Lessor with such insurance policy(ies) or duplicates thereof, or other evidence satisfactory to Lessor of the insurance coverage hereunder. Each insurer shall agree, by endorsement upon the policy or other policies issued by it or by independent instrument furnished to Lessor, that it will give Lessor 30 days prior written notice of the effective date of any alteration or cancellation of such policy. In the event that Lessee fails to make an insurance claim within 30 days of a loss, Lessee appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse without recourse all documents, checks, or drafts received in payment for loss or damage under any such insurance policy.

         In the event Lessee fails to provide Lessor with evidence of the insurance coverage required hereunder, after notice thereof, in addition to its rights under Paragraph 11 hereof, Lessor may collect from Lessee quarterly thereafter a sum equal to one-half percent (1/2%) of the original cost of the Equipment to cover Lessor's administrative costs occasioned by such failure, provided, no exercise by Lessor of any remedy, including that provided herein, shall relieve Lessee from its liability to bear all of the risks of loss as provided in Paragraph 10 hereof.

         12. DEFAULT. If any one of the following events (each of which is herein called an "event of default") shall occur: (a) Lessee shall fail to make the payment of any rental or in making any other payment under any Schedule hereto within 10 days of its due date, or (b) Lessee shall default in the payment when due of any indebtedness of Lessee to Lessor arising independently of this Lease and such default shall continue for 10 days, or
(c) Lessee shall breach any warranty hereunder, or shall default in the performance of any other provision hereunder and such default shall continue for 10 days after written notice thereof to Lessee by Lessor, or (d) Lessee becomes insolvent or makes an assignment for the benefit of creditors, or (e) Lessee applies for or consents to the appointment of a receiver, trustee, conservator or liquidator of Lessee or of all or substantial part of its assets, or such receiver, trustee, conservator, or liquidator is appointed without the application or consent of Lessee, or (f) a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereof (including without limitation a petition for reorganization, arrangement or extension) or under any other insolvency law or laws providing for the relief of debtors, then, if and to the extent permitted by applicable law, Lessor shall have the right to exercise any one or more of the remedies hereinafter provided.

         13. REMEDIES. If an event of default shall occur, Lessor may, at its option, at any time (a) declare the entire amount of unpaid rentals for the balance of the term of any Schedule hereto immediately due and payable, whereupon Lessee shall become obligated to pay to Lessor forthwith the present value of the remaining unpaid rentals for the full term of each Schedule plus the value of Lessor's anticipated residual recovery discounted to the date of default at six percent per annum plus interest thereon at eighteen percent per annum from the date of default to the date of payment, but in no event more than the maximum rate permitted by law, and (b) without demand or legal process, enter into the premises where the Equipment may be found and take possession of and remove the Equipment, without liability for suite, action or other proceeding, and all rights of Lessee in the Equipment so removed shall terminate absolutely to the extent permitted by law. Lessee hereby



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waives notice of, or hearing with respect to, such retaking. Lessor may, at its option, use, ship, store, repair or lease all Equipment so removed and sell or otherwise dispose of any such Equipment at a private or public sale. In the event Lessor takes possession of the Equipment, Lessor shall give Lessee credit for any sums received by Lessor from the sale or rental of the Equipment after deducting all amounts owing to Lessor by Lessee and all expenses of retaking and disposition of Equipment. Lessee shall also be liable for and shall pay to Lessor (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossessing, storing, shipping, repairing and selling the Equipment, and (b) Lessor's reasonable attorney's fees. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired Lease term and owing to such difficulty agree that the provisions of this paragraph represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

         Wherever any payment is not made by Lessee within 10 days of its due date hereunder, Lessee agrees to pay the Lessor (as an administrative charge, to offset Lessors collection expense occasioned by such delay), not later than one month thereafter, an amount calculated at the rate of five cents per one dollar of each such delayed payment, but only to the extent allowed by law. Such amount shall be payable in addition to all amounts payable by Lessee as a result of exercise of any one or more of the remedies hereinafter provided.

         All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. A waiver of any one default shall not be deemed a waiver of any other or subsequent default. In the event this Lease is determined to be a security agreement Lessor's recovery shall in no event exceed the maximum permitted by law.

         14. ASSIGNMENT BY LESSEE. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE MAY NOT, BY OPERATION OF LAW OR OTHERWISE, (A) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS LEASE, ANY SCHEDULE OR ANY INTEREST THEREIN TO ANY PERSON OTHER THAN LESSEE'S SUBSIDIARIES AND AFFILIATES WHICH WRITTEN CONSENT SHALL NOT BE UNREASONABLY WITHHELD PROVIDED LESSEE REMAINS PRIMARILY LIABLE OR (B) SUBLET OR LEND THE EQUIPMENT OR PERMIT SAME TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S SUBSIDIARIES, AFFILIATES AND EMPLOYEES WHICH WRITTEN CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

         15. ASSIGNMENT BY LESSOR; WAIVER OF DEFENSES. LESSEE ACKNOWLEDGES LESSOR'S RIGHT TO ASSIGN THIS LEASE WITHOUT THE CONSENT OF LESSEE, ANY SCHEDULE HERETO THE RENTALS DUE THEREUNDER AND ASSIGN OR CREATE A SECURITY INTEREST IN THE EQUIPMENT AND LESSEE AGREES THAT NO ASSIGNEE OR LESSOR SHALL BE BOUND TO PERFORM ANY DUTY, COVENANT OR CONDITION OR WARRANTY (EXPRESS OR IMPLIED) ATTRIBUTABLE TO LESSOR AND LESSEE FURTHER AGREES NOT TO ASSERT AS AGAINST ASSIGNEE ANY CLAIM OR DEFENSE ARISING OUT OF THIS LEASE OR OTHERWISE WHICH IT MAY HAVE AGAINST LESSOR AS A DEFENSE, COUNTERCLAIM OR OFFSET TO ANY ACTION BY ANY ASSIGNEE HEREUNDER.

           16. REDELIVERY. Upon the expiration or earlier termination of any Schedule of this Lease, Lessee shall return the Equipment, freight prepaid, to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof only excepted, in a manner and to a location reasonably designated by Lessor. If upon such expiration or termination the Lessee does not immediately return the Equipment to the Lessor, the Equipment shall continue to be held and leased hereunder, and this Lease shall thereupon be extended indefinitely as to term at the same rental,

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subject to the right of either the Lessee or the Lessor to terminate the
Lease upon ninety (90) days' written notice, whereupon the Lessee shall forthwith deliver the Equipment to the Lessor as set forth in this Paragraph.

         17. AMENDMENTS. This Lease and the Schedules hereto contain the entire agreement between the parties with respect to the Equipment, and may not be altered, modified, or terminated, except by a writing signed by the party against whom such alteration, modification or termination is sought. No representation, modification, warranty, waiver or collateral agreement by whomsoever made, whether express or implied, affecting, modifying, or varying any term or condition of this Lease shall be binding upon the Lessor.

         18. GOVERNING LAW; JURISDICTION AND VENUE. This Lease shall be binding when accepted by Lessor in the State of New Jersey and except for local recording acts, shall be governed by the laws of the State of New Jersey. Lessor and Lessee agree that the negotiation and acceptance of this Lease have taken place in the State of New Jersey and that by entering into this Lease, Lessor and Lessee hereby consent to the jurisdiction of any Federal or State Court located in the State of New Jersey, for all actions arising out of this Lease and designate the County of Middlesex as the proper venue for any such action. To the extent permitted by law, Lessor and Lessee waive trial by jury in any action between the parties. Nothing contained herein is intended to preclude Lessor or Lessee from commencing any action hereunder in any court having jurisdiction thereof.

         19. GENERAL. Any provision of this Lease which is deemed unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof. This Lease inures to the benefit of and is binding upon the heirs, legatees, personal representative, successors and assigns of the parties hereto. Time is of the essence of this Lease. Service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. Lessee agrees that this Lease is a "Finance Lease" under Article 2A of the Uniform Commercial Code, and acknowledges that the Lessor did not select, manufacture or supply the Equipment.

LESSOR:                                   LESSEE:
FLEETWOOD FINANCIAL CORP.                 LONG BEACH ACCEPTANCE CORP.
                                          --------------------------------------
By:                                       By:   /s/ George S. Ginsberg
   -------------------------------           -----------------------------------
                                                 George S. Ginsberg
Title:                                    Title: Vice  President and Secretary
      ----------------------------              --------------------------------

                                          Lessee Address: 690 Kinderkamack Road
                                                         -----------------------
                                          Suite 203, Oradell, New Jersey 06749
                                          --------------------------------------

Accepted: Date:                           Dated:   October 11, 1996
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